UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 100 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	LMFAW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.02.Termination of a Material Definitive Agreement.

On September 30, 2020, the Board of Directors of LM Funding America, Inc. (the “Company”) terminated the Employment Agreement, dated October 22, 2015 and amended on August 30, 2016, between Ms. Carollinn Gould and the Company.  The termination was made in accordance with the terms of Ms. Gould’s Employment Agreement, and pursuant to that agreement, Ms. Gould was paid a severance amount of $450,000, which the Company elected to pay in a lump sum.  Ms. Gould delivered a general release in favor of the Company and will cease to be an officer and employee of the Company, although she will continue to serve as a director of the Company.

Item 5.02.Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2020, the Company and Bruce Rodgers entered into an Amended and Restated Employment Agreement under which Mr. Rodgers will continue to serve as the Chief Executive Officer of the Company (the “Rodgers Employment Agreement”).  The Rodgers Employment Agreement provides for a reduction of Mr. Rodgers’ annual base salary by $154,000 to a base salary of $231,000 in return for a cash payment of $539,000.  The agreement also provides that Mr. Rodgers may be granted annual bonuses at the discretion of the Board of Directors and provides for a one-time merit bonus of $315,000 payable immediately. In addition, commencing on January 1, 2021, and on the first day of each subsequent calendar quarter for the remainder of the term of employment, Mr. Rodgers will receive a grant of restricted common stock of the Company with a grant date fair value equal to $48,125, with each grant vesting in four quarterly equal installments over a one year period.  Under the Rodgers Employment Agreement, Mr. Rodgers is entitled to participate in all of the Company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the Company’s other employee officers participate.  The agreement also provides for a $1,500,000 lump-sum bonus upon any change of control (as defined in the agreement) during the term of the Agreement, and all unvested restricted shares will vest upon a change of control.  The term of the Rodgers Employment Agreement is for three years and is automatically renewed each year unless terminated for “cause”, as defined in the agreement. Mr. Rodgers will receive the base salary due under the employment agreement for a period of 36 months after termination if terminated “without cause”, as defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. Mr. Rodgers’ employment agreement contains certain non-competition covenants and confidentiality provisions.

On September 30, 2020, the Company and Richard Russell entered into an Amended and Restated Employment Agreement under which Mr. Russell will continue to serve as the Chief Financial Officer of the Company (the “Russell Employment Agreement”).  The Russell Employment Agreement provides for a reduction of Mr. Russell’s annual base salary by $80,000 to a base salary of $120,000 in return for a cash payment of $280,000.  The agreement also provides that Mr. Russell may be granted annual bonuses at the discretion of the Board of Directors and provides for a one-time merit bonus of $315,000 payable immediately. In addition, commencing on January 1, 2021, and on the first day of each subsequent calendar quarter for the remainder of the term of employment, Mr. Russell will receive a grant of restricted common stock of the Company with a grant date fair value equal to $25,000, with each grant vesting in four quarterly equal installments over a one year period.  Under the Russell Employment Agreement, Mr. Russell is entitled to participate in all of the Company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the Company’s other employee officers participate.  The agreement also provides for a $500,000 lump-sum bonus upon any change of control (as defined in the agreement) during the term of the Agreement, and all unvested restricted shares will vest upon a change of control.  The term of the Russell Employment Agreement is for three years and is automatically renewed each year unless terminated for “cause”, as defined in the agreement. Mr. Russell will receive the base salary due under the employment agreement for a period of 24 months after termination if terminated “without cause”, as defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. Mr. Russell’s employment agreement contains certain non-competition covenants and confidentiality provisions.

The foregoing descriptions of the Rodgers Employment Agreement and Russell Employment Agreement are summary in nature and are qualified in their entirety by the full text of such agreements, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated September 30, 2020, by and between the Company and Bruce M. Rodgers.
10.2	Amended and Restated Employment Agreement, dated September 30, 2020, by and between the Company and Richard Russell.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Date: October 2, 2020